FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Global Opportunity Fund
Clough China Fund
ALPS/CoreCommodity Management CompleteCommodities Strategy Fund
RiverFront Asset Allocation Aggressive
RiverFront Asset Allocation Growth & Income
RiverFront Asset Allocation Moderate
ALPS/Kotak India Growth Fund
ALPS/Smith Short Duration Bond Fund
ALPS/Smith Total Return Bond Fund
(each, an “ALPS Advised Fund” and together, the “ALPS Advised Funds”)

SUPPLEMENT DATED AUGUST 7, 2020
TO THE PROSPECTUS
DATED FEBRUARY 28, 2020, AS SUBSEQUENTLY AMENDED

The following information provided by Stifel, Nicolaus & Company, Incorporated (“Stifel”) is added at the end of the section “Appendix A – Intermediary Sales Charge Waivers and Discounts” to the Prospectus:

Effective July 1, 2020, shareholders purchasing ALPS Advised Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

●	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same ALPS Advised Fund pursuant to Stifel’s policies and procedures

All other sales charge waivers and reductions described elsewhere in the ALPS Advised Funds’ Prospectus or SAI still apply.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE